FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is entered into as of July 20, 2007, by Surfect Holdings, Inc., a Delaware corporation (the "Company"), and Surfect Technologies, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Surfect Technologies"), to and in favor of Birchten Investments, Ltd, Gemini Master Fund, Ltd, London Family Trust and Jacob Honig Irrevocable Trust (together, the "Original Secured Parties") and Liechtensteinische Landesbank AG and Peter Rettman (the "Additional Secured Parties"), as contemplated by the Securities Purchase Agreement, as amended by the Joinder and First Amendment to Securities Purchase Agreement dated of even date herewith, by and among the Company, the Secured Parties, the Additional Secured Parties and Granite Financial Group and Westminster Securities (the "Purchase Agreement"; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement), and the Notes.

RECITALS

WHEREAS, the Company, Surfect Technologies and the Original Secured Parties are parties to that certain Security Agreement, dated as of June 1, 2007 (the "Security Agreement"); and

WHEREAS, pursuant to the Purchase Agreement, the Company is issuing to the Additional Secured Parties 10% senior secured convertible promissory notes dated of even date herewith in the combined principal amount of Three Hundred Thousand Dollars ($300,000); and

WHEREAS, the Company and the Original Investors desire to amend the Security Agreement to add the Additional Investors as a Secured Parties and the Additional Investors desire to be added as a parties to the Security Agreement pursuant to this Amendment; and

NOW, THEREFORE, in consideration of the premises and in reliance on the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1
AMENDMENT

1.01 New Section 5.18. The following new Section 5.18 shall be added to the Security Agreement, to read in its entirety as follows:

"Section 5.18 Additional Secured Parties. All references to the "Secured Parties" herein shall be deemed to include, effective as of the Subsequent Closing Date, Liechtensteinische Landesbank AG and Peter Rettman (the "Additional Secured Parties"). Effective as of the Subsequent Closing Date, each of the Additional Secured Parties agrees to be bound by this Agreement as if the Additional Secured Party were an original signatory hereto, but with effect only from the Subsequent Closing Date."

ARTICLE 2
MISCELLANEOUS

2.01 This Amendment shall be effective on the date hereof. Except as amended by this Amendment, the Security Agreement shall continue in full force and effect.

2.02 This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Security Agreement.

2.03. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

2.04 This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

2.05 From and after the date hereof, all references in the Security Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Security Agreement shall be deemed to be references to the Security Agreement as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Amendment as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By: [signature]
Name: STEVEN ANDERSON
Title: CEO

SURFECT TECHNOLOGIES:

SURFECT TECHNOLOGIES, INC.

By: [signature]
Name: STEVEN ANDERSON
Title: CEO

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By:________________________
Name:
Title:

GEMINI MASTER FUND, LTD.

By:________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Amendment as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By:__________________________
Name:
Title:

SURFECT TECHNOLOGIES:

SURFECT TECHNOLOGIES, INC.

By:__________________________
Name:
Title:

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By: [signature]
Name: Deirdre M. McCoy
Title: Director

GEMINI MASTER FUND, LTD.

By:__________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:__________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Amendment as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By:____________________________
Name:
Title:

SURFECT TECHNOLOGIES:

SURFECT TECHNOLOGIES, INC.

By:____________________________
Name:
Title:

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By:____________________________
Name:
Title:

GEMINI MASTER FUND, LTD.

By: [signature]
Name: STEVEN W. WINTERS
Title: President of the Investment Manager

JACOB HONIG IRREVOCABLE TRUST

By:____________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Amendment as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By:_______________________________
Name:
Title:

SURFECT TECHNOLOGIES:

SURFECT TECHNOLOGIES, INC.

By:_______________________________
Name:
Title:

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By:_______________________________
Name:
Title:

GEMINI MASTER FUND, LTD.

By:_______________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By: [signature]
Name: Jonathan Honig
Title:

LONDON FAMILY TRUST

By: Robert S. London
Name: ROBERT S. LONDON
Title: TRUSTEE

GRANITE FINANCIAL GROUP

By:______________________________
Name:
Title:

ADDITIONAL INVESTORS:

LIECHTENSTEINISCHE LANDESBANK AG

By:______________________________
Name:
Title:

____
PETER RETTMAN

WESTMINSTER SECURITIES

By:______________________________
Name:
Title:

LONDON FAMILY TRUST

By:__________________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:__________________________________
Name: DANIEL J. SCHREIBER
Title: PRESIDENT / CEO

ADDITIONAL INVESTORS:

LIECHTENSTEINISCHE LANDESBANK AG

By:__________________________________
Name:
Title:

____
PETER RETTMAN

WESTMINSTER SECURITIES

By:__________________________________
Name:
Title:

LONDON FAMILY TRUST

By:______________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:______________________________
Name:
Title:

ADDITIONAL INVESTORS:

LIECHTENSTEINISCHE LANDESBANK AG

By:______________________________
Name: MICHAEL AEBLI FERDY BECK
Title: ASSISTANT MANAGER ASSISTANT MANAGER

____
PETER RETTMAN

WESTMINSTER SECURITIES

By:______________________________
Name: CHARLES M. CARLSON, CFO
Title:

LONDON FAMILY TRUST

By:________________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:________________________________
Name:
Title:

ADDITIONAL INVESTORS:

LIECHTENSTEINISCHE LANDESBANK AG

By:________________________________
Name:
Title:

____
PETER RETTMAN

WESTMINSTER SECURITIES

By:________________________________
Name:
Title: